Exhibit 99.1

FOR MORE INFORMATION CONTACT:

Thomas A. Richlovsky

Senior Vice President & Treasurer

(216) 575-2126

Derek Green

Vice President

Investor Relations

(216) 222-9849

www.national-city.com

For Immediate Release

NATIONAL CITY REPORTS THIRD QUARTER EARNINGS

      CLEVELAND, October 16, 2000—National City Corporation (NYSE: NCC) today reported third quarter net income of $330.7 million, or $.54 per diluted share. Returns on average common equity and assets were 21.1% and 1.56%, respectively. For the first nine months of 2000, net income was $994.4 million, or $1.63 per diluted share and year-to-date returns on average common equity and assets reached 22.2% and 1.55%, respectively.

      Chairman and CEO David A. Daberko commented, “The third quarter was highlighted by strong loan growth, an improved net interest margin, good credit quality and stable noninterest expense. Strategic initiatives were undertaken this year to improve balance sheet efficiency, upgrade technology and product offerings, strengthen personnel development, and focus on customer service and branding. Although the cost of taking these actions has slightly lowered our earnings in 2000, we are encouraged by the early successes of our efforts and are confident we are doing the right things for the longer-term growth and profitability of this company.”

      Tax-equivalent net interest income for the third quarter of 2000 was $746.0 million, compared to $749.0 million last quarter and $757.7 million in 1999’s third quarter. The 2000

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third quarter net interest margin of 3.90% was up from 3.80% in the second quarter, but down from 4.03% in the 1999 third quarter. Despite a decline in average earning assets resulting from asset sales, net interest income was relatively stable with less pressure from higher rates this quarter as asset repricing began to catch up with funding rate increases. A richer earning asset mix combined with a focus on generating core deposit growth also contributed to the linked-quarter improvement in net interest margin.

      During the second and third quarters of 2000, the Corporation took steps toward improving the net interest margin and reducing the Corporation’s sensitivity to rising interest rates. These steps to enrich and restructure the balance sheet included the sales of $2.0 billion of thin-spread student loans, $3.7 billion of fixed-rate debt securities, and $1.0 billion of low-spread adjustable rate mortgage loans, along with the securitization of $600 million of credit card loans.

      Tax-equivalent net interest income for the first nine months of 2000 was $2.24 billion versus $2.28 billion for the comparable 1999 period. On a year-to-date basis, the net interest margin declined to 3.83% in 2000 from 4.03% last year. Higher-cost funding in a rising rate environment coupled with the Corporation’s liability sensitivity and competitive lending markets led to the year-over-year decrease in net interest income and the narrower net interest margin. In addition, interest expense incurred as a result of funding share repurchase activity throughout 1999 had the effect of reducing the 2000 year-to-date margin.

      Loan demand in National City’s markets continued to be strong. Average loans for the third quarter totaled $62.2 billion. Excluding the impact of the aforementioned loan sales and securitization, average loans for the third quarter grew $2.4 billion over the second quarter of 2000 and represented an annualized growth rate of nearly 15%. Strong growth in commercial loans and leases fueled the third quarter increase, while solid growth in the residential real estate

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and home equity loan portfolios also contributed to the increase. Steady origination volume drove the increase in average mortgage loans held for sale to $3.0 billion in the third quarter of 2000 from $2.8 billion last quarter.

      For the third quarter of 2000, fees and other income were $590.9 million versus $674.3 million for the second quarter and $528.6 million for the third quarter of 1999. Fees and other income for the first nine months of 2000 reached $1.82 billion, up 10% from $1.66 billion in the same period of 1999. On a linked-quarter comparative basis, third quarter growth in item processing revenue and deposit fees, along with a $27.1 million gain on a credit card securitization was more than offset by lower trust and investment management fees and mortgage banking revenue and the second quarter gain of $74.2 million on the sale of student loans. Item processing revenue benefited over the past year from increased credit and debit card volume and an expanded merchant base. The year-over-year comparison of item processing revenue was affected by the 1999 divestitures of certain business lines at National Processing, Inc., the Corporation’s 87%-owned item processing subsidiary. On a linked-quarter basis, the increase in service charges on deposits was attributable to higher volume and a reduction in fee waivers. A standardized fee structure instituted in 1999, higher cash management fees, increased customer debit card usage and fewer waived fees led to higher service charges on deposits over the prior year. Sequential quarter trust and investment management fees declined principally as a result of seasonal tax preparation and estate settlement fees in the second quarter, and to a lesser extent, a decline in market values of assets under administration, while an increase in assets under administration and the implementation of a standardized fee structure in the latter half of 1999 led to the year-over-year growth in trust and investment management fees. Although assisted by healthy origination volumes and higher servicing contributions, mortgage banking revenue

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declined from the second quarter, a quarter in which a $13.5 million gain from the sale of mortgage servicing rights and a $10.6 million gain on the sale of certain low-spread adjustable-rate mortgage loans were recognized. Mortgage banking revenue was also hindered by the retention in 2000 of a portion of the Corporation’s higher-quality, nonconforming residential mortgage production to benefit future periods, while foregoing gains on whole-loan sales in the current year. Strong origination volumes and a growing servicing portfolio, along with purchase acquisitions in the second half of 1999, led to the year-over-year growth in mortgage banking revenue. National City’s residential loan servicing portfolio grew to $53.5 billion at September 30, 2000, up 14% from $46.7 billion at year-end 1999 and up 20% from $44.4 billion a year ago.

      In the third quarter of 2000, pre-tax securities gains, primarily from equity securities, totaled $27.5 million, or $.03 per share after tax, up from $20.3 million, or $.02 per share after tax, in the third quarter of 1999. For the first nine months of 2000, net pre-tax securities gains totaled $6.2 million, or $.01 per share after tax, down from $101.3 million, or $.10 per share after tax, for the same period last year. Net securities gains for the first nine months of 2000 included pre-tax losses of $56.3 million, or $.06 per share after tax, from the sale of $3.7 billion of primarily lower-yielding, fixed-rate debt securities, whereas for the first nine months of 1999, securities gains included a pre-tax gain of $32.1 million from the sale of the Corporation’s holdings in Concord EFS, Inc.

      Noninterest expense was $785.3 million in the third quarter of 2000, relatively unchanged from $785.1 million in the second quarter, but up from $705.9 million in the 1999 third quarter. Noninterest expense for the first nine months of 2000 was $2.33 billion, compared to $2.20 billion for the same period of 1999. On a linked-quarter basis, higher third quarter expenses resulting

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principally from increased personnel costs and state and local taxes were offset by a $15.0 million second quarter write-down of residual values on the Corporation’s auto lease portfolio, along with other expense adjustments. Compared to the third quarter of 1999, noninterest expense rose due to higher technology and marketing spending to support strategic growth initiatives, fee-based business volume increases, and expenses and intangibles amortization from the purchase acquisitions of companies whose costs were not fully included in the 1999 third quarter base. These same factors also led to the increase in noninterest expense for the first nine months of 2000, compared to the same 1999 period, with the effect partially offset by lower expenses resulting from National Processing’s second quarter 1999 business line divestitures, $37.8 million of pre-tax charges pursuant to a plan to improve the cost-efficiency of branch office facilities, along with certain unrelated executive contract obligations, decreases in benefits and other personnel expense and reduced state and local tax expense. A decline in expense related to compensation and benefit plans and an increase in costs capitalized in connection with internally-developed software projects accounted for the decrease in benefits and other personnel expense, while state and local tax expense declined due to several refunds in 2000.

      Credit quality remained sound in the third quarter. Net charge-offs totaled $70.2 million, or .45% of average loans, compared to $68.7 million, or .44% of average loans in the second quarter of 2000, and $55.0 million, or .38% of average loans in the third quarter of 1999. At September 30, 2000, the allowance for loan losses was $945.5 million, or 1.49% of loans, compared to $970.4 million, or 1.58% of loans at the end of the second quarter, and $970.7 million, or 1.67% of loans a year ago. At September 30, 2000, nonperforming assets were $365.3 million, compared to $339.3 million at June 30, 2000, and $260.0 million at September 30, 1999. Weaknesses in the healthcare sector along with the addition of several credits in the

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retail and manufacturing industries and higher delinquencies in residential real estate contributed to the rise in nonperforming assets over the past year. As a percentage of loans and other real estate, nonperforming assets were .57% at September 30, 2000, compared to .55% at the end of the second quarter, and .45% a year ago. At September 30, 2000, real estate mortgage loans, which have historically had low loss ratios, comprised 55% of nonperforming assets.

      Total assets were $85.0 billion at September 30, 2000, and total stockholders’ equity was $6.5 billion. Equity as a percentage of assets was 7.60% at September 30, 2000, up sharply from 6.57% at year-end 1999.

      Mr. Daberko’s comments contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions and the Corporation’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

      Mr. Daberko and Jeffrey D. Kelly, Executive Vice President and Chief Financial Officer, will host a conference call with financial analysts today at 11:00 a.m. EDT to discuss third quarter performance, business highlights and the outlook for the remainder of the year. Individual investors and the media are welcome to join the call in a listen-only mode by calling (800) 230-1951. Interested parties may join the call beginning at 10:45 a.m. EDT. A replay of the conference call will also be made available to interested parties through Thursday, October 19, 2000, by calling (800) 475-6701, with conference identifier #536192.

      National City Corporation is a financial holding company headquartered in Cleveland, Ohio, with $85.0 billion in total assets. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky and Illinois.

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UNAUDITED
National City Corporation
Financial Highlights
(Dollars in Millions, Except Per Share Amounts)

	2000			1999
						3Q00/
	Third	Second	First	Fourth	Third	3Q99
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

EARNINGS:

Tax-equivalent net interest income	$746.0	$749.0	$740.9	$756.4	$757.7	(1.5)%

Provision for loan losses	70.4	68.7	66.3	66.6	55.5	26.8

Fees and other income	590.9	674.3	557.4	579.3	528.6	11.8

Securities gains (losses)	27.5	(42.8)	21.5	37.1	20.3	34.8

Noninterest expense	785.3	785.1	759.1	780.1	705.9	11.2

Income tax expense and tax- equivalent adjustment	178.0	184.3	173.1	182.6	188.7	(5.7)

Net income	$330.7	$342.4	$321.3	$343.5	$356.5	(7.2)

PER COMMON SHARE:

Net income

Basic	$.55	$.56	$.53	$.56	$.58	(5.2)%

Diluted	.54	.56	.53	.55	.57	(5.3)

Diluted — cash basis (1)	.57	.59	.56	.58	.59	(3.4)

Dividends paid	.285	.285	.285	.27	.27	5.6

Book value	10.58	10.05	9.71	9.39	9.54	10.9

Market value (close)	22.00	17.06	20.63	23.69	26.69	(17.6)

Average shares

Basic	608.28	606.93	605.77	613.88	616.88	(1.4)

Diluted	613.23	611.07	610.69	620.78	624.58	(1.8)

PERFORMANCE RATIOS:

Return on average common equity	21.13%	23.13%	22.45%	22.84%	23.79%

Return on average assets	1.56	1.59	1.50	1.59	1.71

Net interest margin	3.90	3.80	3.79	3.87	4.03

Efficiency ratio	58.74	55.16	58.47	58.41	54.88

AT PERIOD END:

Assets	$85,046	$84,601	$86,895	$87,121	$85,058	—%

Loans	63,660	61,570	61,857	60,204	58,001	9.8

Securities (at fair value)	9,656	10,719	13,783	14,904	15,811	(38.9)

Deposits	52,726	49,988	50,613	50,066	50,395	4.6

Stockholders’ equity	6,467	6,133	5,918	5,728	5,914	9.4

Equity to assets	7.60%	7.25%	6.81%	6.57%	6.95%	9.4

Tangible common equity to tangible assets	6.20	5.81	5.38	5.12	5.52	12.3

Common shares outstanding	608.40	607.43	606.23	607.06	616.56	(1.3)

ASSET QUALITY:

Net charge-offs to average loans (annualized)	.45%	.44%	.44%	.45%	.38%

Allowance for loan losses as a percentage of period-end loans	1.49	1.58	1.57	1.61	1.67

Nonperforming assets to period- end loans and OREO	.57	.55	.51	.48	.45

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nine Months Ended

	September 30,

	2000	1999	% Change

EARNINGS:

Tax-equivalent net interest income	$2,235.9	$2,280.6	(2.0)%

Provision for loan losses	205.4	183.1	12.2

Fees and other income	1,822.6	1,663.1	9.6

Securities gains (losses)	6.2	101.3	(93.9)

Noninterest expense	2,329.5	2,202.4	5.8

Income tax expense and tax- equivalent adjustment	535.4	597.5	(10.4)

Net income	$994.4	$1,062.0	(6.4)

PER COMMON SHARE:

Net income

Basic	$1.64	$1.69	(3.0)%

Diluted	1.63	1.67	(2.4)

Diluted — cash basis (1)	1.72	1.74	(1.1)

Dividends paid	.855	.79	8.2

Book value

Market value (close)

Average shares

Basic	606.99	626.91	(3.2)

Diluted	611.67	636.41	(3.9)

PERFORMANCE RATIOS:

Return on average common equity	22.22%	22.58%

Return on average assets	1.55	1.69

Net interest margin	3.83	4.03

Efficiency ratio	57.40	55.84

AT PERIOD END:

Assets

Loans

Securities (at fair value)

Deposits

Stockholders’ equity

Equity to assets

Tangible common equity to tangible assets

Common shares outstanding

ASSET QUALITY:

Net charge-offs to average loans (annualized)	.44%	.43%

Allowance for loan losses as a percentage of period-end loans

Nonperforming assets to period- end loans and OREO

(1)	Excludes amortization of goodwill and other intangible assets.

UNAUDITED

National City Corporation
Consolidated Statements of Income
(Dollars in Thousands, Except Per Share Amounts)

	2000			1999

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Income:

Loans	$1,479,328	$1,433,996	$1,342,266	$1,296,074	$1,224,469

Securities:

Taxable	140,303	176,765	202,255	212,596	204,563

Exempt from Federal income taxes	10,750	10,914	11,171	13,091	11,245

Dividends	14,054	13,989	13,463	12,120	12,612

Federal funds sold and security resale agreements	3,058	6,802	6,958	8,290	8,656

Other short-term investments	4,464	4,008	3,906	4,949	3,189

Total interest income	1,651,957	1,646,474	1,580,019	1,547,120	1,464,734

Interest Expense:

Deposits	500,477	466,241	443,939	425,849	397,516

Federal funds borrowed and security repurchase agreements	103,895	85,727	102,568	101,114	87,901

Borrowed funds	28,609	77,782	43,281	41,159	37,632

Long-term debt and capital securities	281,443	276,069	257,775	231,534	194,206

Total interest expense	914,424	905,819	847,563	799,656	717,255

Net interest income	737,533	740,655	732,456	747,464	747,479

Provision for loan losses	70,363	68,691	66,326	66,622	55,476

Net interest income after provision for loan losses	667,170	671,964	666,130	680,842	692,003

Noninterest Income:

Item processing revenue	104,916	100,575	94,369	98,471	91,519

Service charges on deposits	115,392	108,073	106,313	108,321	107,430

Mortgage banking revenue	110,454	147,610	111,294	126,011	81,105

Trust and investment management fees	79,805	90,054	83,624	82,229	81,097

Card-related fees	48,283	45,312	43,646	48,725	48,383

Other	132,028	182,704	118,120	115,516	119,080

Total fees and other income	590,878	674,328	557,366	579,273	528,614

Securities gains (losses)	27,435	(42,780)	21,533	37,095	20,353

Total noninterest income	618,313	631,548	578,899	616,368	548,967

Noninterest Expense:

Salaries, benefits and other personnel	405,984	401,309	406,871	400,416	367,638

Equipment	56,038	57,759	57,682	56,468	47,590

Net occupancy	52,730	51,816	52,668	49,772	48,944

Third-party services	51,201	48,546	45,148	49,723	49,304

Other	219,356	225,640	196,724	223,725	192,487

Total noninterest expense	785,309	785,070	759,093	780,104	705,963

Income before income tax expense	500,174	518,442	485,936	517,106	535,007

Income tax expense	169,538	176,055	164,593	173,590	178,545

Net income	$330,636	$342,387	$321,343	$343,516	$356,462

Net Income Per Common Share:

Basic	$.55	$.56	$.53	$.56	$.58

Diluted	.54	.56	.53	.55	.57

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nine Months Ended
	September 30,

	2000	1999

Interest Income:

Loans	$4,255,590	$3,642,298

Securities:

Taxable	519,323	613,736

Exempt from Federal income taxes	32,835	34,909

Dividends	41,506	35,798

Federal funds sold and security resale agreements	16,818	29,572

Other short-term investments	12,378	9,176

Total interest income	4,878,450	4,365,489

Interest Expense:

Deposits	1,410,657	1,209,684

Federal funds borrowed and security repurchase agreements	292,190	266,947

Borrowed funds	149,672	103,073

Long-term debt and capital securities	815,287	533,227

Total interest expense	2,667,806	2,112,931

Net interest income	2,210,644	2,252,558

Provision for loan losses	205,380	183,052

Net interest income after provision for loan losses	2,005,264	2,069,506

Noninterest Income:

Item processing revenue	299,860	318,311

Service charges on deposits	329,778	312,127

Mortgage banking revenue	369,358	263,281

Trust and investment management fees	253,483	243,627

Card-related fees	137,241	142,952

Other	432,852	382,838

Total fees and other income	1,822,572	1,663,136

Securities gains (losses)	6,188	101,265

Total noninterest income	1,828,760	1,764,401

Noninterest Expense:

Salaries, benefits and other personnel	1,214,164	1,157,987

Equipment	171,479	153,306

Net occupancy	157,214	152,305

Third-party services	144,895	143,425

Other	641,720	595,377

Total noninterest expense	2,329,472	2,202,400

Income before income tax expense	1,504,552	1,631,507

Income tax expense	510,186	569,538

Net income	$994,366	$1,061,969

Net Income Per Common Share:

Basic	$1.64	$1.69

Diluted	1.63	1.67

UNAUDITED

National City Corporation
Consolidated Period-End Balance Sheets
(Dollars in Thousands)

	2000			1999

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Assets

Loans:

Commercial	$25,873,664	$24,935,236	$23,714,907	$23,402,556	$22,426,781

Real estate — commercial	6,372,924	6,265,055	6,062,272	6,012,016	6,207,547

Real estate — residential	12,303,054	11,179,970	11,346,300	10,396,422	9,844,507

Consumer	12,317,934	12,386,130	14,438,457	14,367,133	13,864,440

Credit card	2,260,766	2,601,931	2,404,230	2,339,658	2,199,984

Home equity	4,531,993	4,201,854	3,890,385	3,686,119	3,457,622

Total loans	63,660,335	61,570,176	61,856,551	60,203,904	58,000,881

Allowance for loan losses	(945,492)	(970,362)	(970,642)	(970,463)	(970,736)

Net loans	62,714,843	60,599,814	60,885,909	59,233,441	57,030,145

Mortgage loans held for sale	2,945,975	3,198,328	2,330,395	2,731,166	2,439,039

Securities available for sale, at fair value	9,655,612	10,719,285	13,783,119	14,904,343	15,811,453

Federal funds sold and security resale agreements	111,222	493,130	408,228	556,351	727,822

Other short-term investments	173,483	145,623	126,624	231,099	122,272

Cash and demand balances due from banks	3,230,100	3,262,268	3,229,032	3,480,756	3,346,593

Properties and equipment	1,090,185	1,098,053	1,116,332	1,127,980	1,105,220

Accrued income and other assets	5,124,455	5,084,132	5,015,754	4,856,363	4,475,009

Total Assets	$85,045,875	$84,600,633	$86,895,393	$87,121,499	$85,057,553

Liabilities and Stockholders’ Equity

Liabilities:

Noninterest bearing deposits	$10,646,830	$11,384,267	$11,034,147	$11,182,681	$10,909,167

NOW and money market accounts	16,496,536	16,291,791	16,488,169	16,561,494	16,677,065

Savings accounts	3,036,999	3,230,386	3,430,306	3,470,700	3,700,585

Time deposits of individuals	15,763,352	15,583,974	15,285,430	14,700,944	14,472,674

Other time deposits	2,780,526	2,874,460	2,764,812	2,897,166	3,016,770

Deposits in overseas offices	4,001,338	623,331	1,610,489	1,253,325	1,619,190

Total deposits	52,725,581	49,988,209	50,613,353	50,066,310	50,395,451

Federal funds borrowed and security repurchase agreements	6,097,889	4,012,113	6,307,165	5,182,506	6,625,101

Borrowed funds	2,283,295	6,974,817	5,540,814	9,772,611	5,707,438

Long-term debt	15,455,589	15,976,934	16,803,105	14,858,014	14,625,031

Corporation-obligated mandatorily redeemable capital securities of subsidiary trusts holding solely debentures of the Corporation	180,000	180,000	180,000	180,000	180,000

Accrued expenses and other liabilities	1,836,114	1,335,080	1,533,348	1,334,325	1,610,230

Total Liabilities	78,578,468	78,467,153	80,977,785	81,393,766	79,143,251

Stockholders’ Equity:

Preferred stock	29,982	29,982	29,982	30,233	30,474

Common stock	2,433,591	2,429,736	2,424,912	2,428,234	2,466,259

Capital surplus	828,220	812,671	798,986	782,960	776,587

Retained earnings	3,272,496	3,119,402	2,950,299	2,665,674	2,703,102

Accumulated other comprehensive income (loss)	(96,882)	(258,311)	(286,571)	(179,368)	(62,120)

Total Stockholders’ Equity	6,467,407	6,133,480	5,917,608	5,727,733	5,914,302

Total Liabilities and Stockholders’ Equity	$85,045,875	$84,600,633	$86,895,393	$87,121,499	$85,057,553

UNAUDITED

National City Corporation
Consolidated Average Balance Sheets
(Dollars in Millions)

	2000			1999

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

Assets

Earning Assets:

Loans:

Commercial	$25,294	$24,379	$23,496	$22,988	$22,066

Real estate — commercial	6,273	6,157	6,020	6,141	6,238

Real estate — residential	11,627	11,470	10,901	10,047	9,750

Consumer	12,224	13,973	14,520	14,045	13,664

Credit card	2,487	2,514	2,336	2,224	2,088

Home equity	4,343	4,044	3,770	3,561	3,336

Total loans	62,248	62,537	61,043	59,006	57,142

Mortgage loans held for sale	3,001	2,848	2,101	2,555	2,172

Securities available for sale, at cost	10,786	13,064	14,600	15,403	14,851

Federal funds sold and security resale agreements	178	432	481	608	666

Other short-term investments	165	146	154	190	140

Total earning assets	76,378	79,027	78,379	77,762	74,971

Allowance for loan losses	(991)	(995)	(996)	(985)	(990)

Fair value (depreciation) appreciation of securities available for sale	(304)	(430)	(408)	(116)	(8)

Cash and demand balances due from banks	3,091	3,116	3,140	3,376	3,306

Properties and equipment	1,099	1,114	1,127	1,121	1,108

Accrued income and other assets	4,928	4,939	4,709	4,442	4,304

Total Assets	$84,201	$86,771	$85,951	$85,600	$82,691

Liabilities and Stockholders’ Equity

Liabilities:

Noninterest bearing deposits	$10,837	$10,934	$10,716	$11,278	$11,338

NOW and money market accounts	16,473	16,477	16,443	16,580	16,742

Savings accounts	3,139	3,321	3,413	3,605	3,795

Time deposits of individuals	15,652	15,385	15,019	14,578	14,461

Other time deposits	2,838	2,881	2,825	3,141	2,908

Deposits in overseas offices	2,974	2,862	3,400	3,105	2,389

Total deposits	51,913	51,860	51,816	52,287	51,633

Federal funds borrowed and security repurchase agreements	6,941	6,053	7,723	8,244	7,703

Borrowed funds	1,726	5,056	3,126	2,893	2,808

Long-term debt and capital securities	16,014	16,636	16,259	15,081	13,532

Accrued expenses and other liabilities	1,361	1,190	1,249	1,105	1,046

Total Liabilities	77,955	80,795	80,173	79,610	76,722

Stockholders’ Equity:

Preferred	30	30	30	30	31

Common	6,216	5,946	5,748	5,960	5,938

Total Stockholders’ Equity	6,246	5,976	5,778	5,990	5,969

Total Liabilities and Stockholders’

Equity	$84,201	$86,771	$85,951	$85,600	$82,691

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nine Months Ended
	September 30,

	2000	1999

Assets

Earning Assets:

Loans:

Commercial	$24,393	$22,147

Real estate — commercial	6,150	6,272

Real estate — residential	11,334	9,879

Consumer	13,569	13,759

Credit card	2,446	1,958

Home equity	4,053	3,228

Total loans	61,945	57,243

Mortgage loans held for sale	2,651	2,489

Securities available for sale, at cost	12,810	14,870

Federal funds sold and security resale agreements	363	819

Other short-term investments	155	146

Total earning assets	77,924	75,567

Allowance for loan losses	(994)	(988)

Fair value (depreciation) appreciation of securities available for sale	(380)	211

Cash and demand balances due from banks	3,115	3,624

Properties and equipment	1,113	1,149

Accrued income and other assets	4,859	4,287

Total Assets	$85,637	$83,850

Liabilities and Stockholders’ Equity
Liabilities:

Noninterest bearing deposits	$10,829	$11,519

NOW and money market accounts	16,464	16,879

Savings accounts	3,290	3,890

Time deposits of individuals	15,354	14,971

Other time deposits	2,848	3,023

Deposits in overseas offices	3,078	2,585

Total deposits	51,863	52,867

Federal funds borrowed and security repurchase agreements	6,906	8,024

Borrowed funds	3,297	2,875

Long-term debt and capital securities	16,302	12,721

Accrued expenses and other liabilities	1,268	1,051

Total Liabilities	79,636	77,538

Stockholders’ Equity:

Preferred	30	32

Common	5,971	6,280

Total Stockholders’ Equity	6,001	6,312

Total Liabilities and Stockholders’

Equity	$85,637	$83,850

UNAUDITED

National City Corporation
Average Balances and Rates on a Tax Equivalent Basis
For the Three Months Ended September 30, 2000 and 1999
(Dollars in Millions)

	2000			1999

		Tax			Tax
	Average	Equivalent	Average	Average	Equivalent	Average
	Balance	Interest	Rate	Balance	Interest	Rate

Assets

Earning Assets:

Loans:

Commercial	$25,294	$573.2	9.01%	$22,066	$434.9	7.82%

Real estate — commercial	6,273	141.0	8.94	6,238	135.8	8.63

Real estate — residential *	14,628	308.4	8.43	11,922	232.8	7.81

Consumer	12,224	264.7	8.61	13,664	284.1	8.25

Credit card	2,487	89.5	14.32	2,088	70.3	13.36

Home equity	4,343	105.4	9.71	3,336	70.6	8.40

Total loans	65,249	1,482.2	9.05	59,314	1,228.5	8.23

Securities:

Taxable	9,999	154.8	6.19	14,000	217.2	6.20

Tax-exempt	787	15.9	8.07	851	17.5	8.24

Total securities	10,786	170.7	6.33	14,851	234.7	6.32

Short-term investments	343	7.5	8.73	806	11.7	5.83

Total earning assets	76,378	1,660.4	8.67	74,971	1,474.9	7.83

Allowance for loan losses	(991)			(990)

Fair value depreciation of securities available for sale	(304)			(8)

Noninterest earning assets	9,118			8,718

Total Assets	$84,201			$82,691

Liabilities and Stockholders’ Equity

Liabilities:

NOW and money market accounts	$16,473	$162.7	3.93%	$16,742	$131.2	3.11%

Savings accounts	3,139	13.1	1.67	3,795	16.0	1.67

Time deposits of individuals	15,652	230.1	5.85	14,461	183.5	5.04

Other time deposits	2,838	46.1	6.46	2,908	36.7	5.00

Deposits in overseas offices	2,974	48.5	6.48	2,389	30.1	5.00

Federal funds borrowed	3,221	53.2	6.57	2,889	37.5	5.16

Security repurchase agreements	3,720	50.7	5.42	4,814	50.3	4.15

Borrowed funds	1,726	28.6	6.60	2,808	37.7	5.32

Long-term debt and capital securities	16,014	281.4	7.00	13,532	194.2	5.69

Total interest bearing liabilities	65,757	914.4	5.53	64,338	717.2	4.42

Noninterest bearing deposits	10,837			11,338

Accrued expenses and other liabilities	1,361			1,046

Total Liabilities	77,955			76,722

Total Stockholders’ Equity	6,246			5,969

Total Liabilities and Stockholders’

Equity	$84,201			$82,691

Net interest income and interest spread		$746.0	3.14%		$757.7	3.41%

Net interest margin			3.90%			4.03%

* Includes mortgage loans held for sale.

UNAUDITED

National City Corporation
Average Balances and Rates on a Tax Equivalent Basis
For the Nine Months Ended September 30, 2000 and 1999
(Dollars in Millions)

	2000			1999

		Tax			Tax
	Average	Equivalent	Average	Average	Equivalent	Average
	Balance	Interest	Rate	Balance	Interest	Rate

Assets

Earning Assets:

Loans:

Commercial	$24,393	$1,597.1	8.75%	$22,147	$1,278.2	7.72%

Real estate — commercial	6,150	406.6	8.83	6,272	403.2	8.60

Real estate — residential *	13,985	864.9	8.25	12,368	711.6	7.69

Consumer	13,569	859.9	8.47	13,759	854.1	8.30

Credit card	2,446	253.6	13.85	1,958	195.4	13.35

Home equity	4,053	281.7	9.27	3,228	208.7	8.64

Total loans	64,596	4,263.8	8.81	59,732	3,651.2	8.17

Securities:

Taxable	12,012	562.0	6.24	13,994	649.5	6.19

Tax-exempt	798	48.7	8.13	876	54.1	8.24

Total securities	12,810	610.7	6.36	14,870	703.6	6.31

Short-term investments	518	29.2	7.53	965	38.7	5.38

Total earning assets	77,924	4,903.7	8.40	75,567	4,393.5	7.77

Allowance for loan losses	(994)			(988)

Fair value (depreciation) appreciation of securities available for sale	(380)			211

Noninterest earning assets	9,087			9,060

Total Assets	$85,637			$83,850

Liabilities and Stockholders’ Equity

Liabilities:

NOW and money market accounts	$16,464	$452.0	3.67%	$16,879	$384.4	3.05%

Savings accounts	3,290	41.0	1.67	3,890	49.5	1.70

Time deposits of individuals	15,354	646.1	5.62	14,971	571.4	5.12

Other time deposits	2,848	131.0	6.14	3,023	111.7	4.95

Deposits in overseas offices	3,078	140.5	6.10	2,585	92.7	4.80

Federal funds borrowed	3,047	144.2	6.32	3,105	115.0	4.95

Security repurchase agreements	3,859	148.0	5.12	4,919	151.9	4.13

Borrowed funds	3,297	149.7	6.07	2,875	103.1	4.79

Long-term debt and capital securities	16,302	815.3	6.68	12,721	533.2	5.60

Total interest bearing liabilities	67,539	2,667.8	5.28	64,968	2,112.9	4.35

Noninterest bearing deposits	10,829			11,519

Accrued expenses and other liabilities	1,268			1,051

Total Liabilities	79,636			77,538

Total Stockholders’ Equity	6,001			6,312

Total Liabilities and Stockholders’ Equity	$85,637			$83,850

Net interest income and interest spread		$2,235.9	3.12%		$2,280.6	3.42%

Net interest margin			3.83%			4.03%

* Includes mortgage loans held for sale.

UNAUDITED

National City Corporation
Selected Financial Information

	2000			1999

	Third	Second	First	Fourth	Third
	Quarter	Quarter	Quarter	Quarter	Quarter

(Dollars in Thousands)

Allowance for Loan Losses:

Balance at beginning of period	$970,362	$970,642	$970,463	$970,736	$970,229

Provision	70,363	68,691	66,326	66,622	55,476

Allowance related to loans acquired (sold or securitized)	(25,016)	(305)	—	(300)	(16)

Charge-offs:

Commercial	19,577	25,085	24,141	19,635	16,741

Real estate — commercial	1,635	3,282	255	2,914	1,828

Real estate — residential	6,169	6,270	5,551	5,653	3,980

Consumer	43,248	36,772	41,717	44,274	39,855

Credit card	27,103	26,083	25,910	24,839	23,831

Home equity	1,644	2,036	1,124	1,566	1,339

Total charge-offs	99,376	99,528	98,698	98,881	87,574

Recoveries:

Commercial	4,546	3,714	5,691	4,426	4,834

Real estate — commercial	945	848	1,626	2,477	1,401

Real estate — residential	172	327	311	262	277

Consumer	16,949	18,900	18,289	19,029	19,731

Credit card	5,176	6,313	5,894	5,225	5,299

Home equity	1,371	760	740	867	1,079

Total recoveries	29,159	30,862	32,551	32,286	32,621

Net charge-offs	70,217	68,666	66,147	66,595	54,953

Balance at end of period	$945,492	$970,362	$970,642	$970,463	$970,736

(Dollars in Millions)

Nonperforming Assets:

Nonaccrual and restructured loans	$337.6	$313.7	$290.8	$269.2	$236.1

Other real estate owned	27.7	25.6	23.3	19.9	23.9

Total nonperforming assets	$365.3	$339.3	$314.1	$289.1	$260.0

Credit Quality Ratios:

Net charge-offs to average loans (annualized)	.45%	.44%	.44%	.45%	.38%

Allowance for loan losses as a percentage of period-end loans	1.49	1.58	1.57	1.61	1.67

Nonperforming assets to period - end loans and OREO	.57	.55	.51	.48	.45

Capital Ratios*:

Tier 1 capital	7.24%	7.12%	6.97%	6.61%	6.89%

Total risk-based capital	12.07	11.93	11.70	11.22	11.66

Leverage	6.67	6.23	6.05	5.72	6.07

Tangible common equity to tangible assets	6.20	5.81	5.38	5.12	5.52

Share Information:

Average basic shares	608,276,536	606,927,559	605,766,137	613,877,553	616,883,898

Average diluted shares	613,232,391	611,070,243	610,694,306	620,784,083	624,581,200

Common shares outstanding at end of period	608,397,735	607,433,924	606,227,792	607,058,364	616,564,714

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Nine Months Ended
	September 30,

	2000	1999

(Dollars in Thousands)

Allowance for Loan Losses:

Balance at beginning of period	$970,463	$970,243

Provision	205,380	183,052

Allowance related to loans acquired (sold or securitized)	(25,321)	345

Charge-offs:

Commercial	68,803	61,782

Real estate — commercial	5,172	3,943

Real estate — residential	17,990	11,136

Consumer	121,737	130,535

Credit card	79,096	76,122

Home equity	4,804	5,380

Total charge-offs	297,602	288,898

Recoveries:

Commercial	13,951	15,290

Real estate — commercial	3,419	6,167

Real estate — residential	810	1,514

Consumer	54,138	63,789

Credit card	17,383	16,093

Home equity	2,871	3,141

Total recoveries	92,572	105,994

Net charge-offs	205,030	182,904

Balance at end of period	$945,492	$970,736

(Dollars in Millions)

Nonperforming Assets:

Nonaccrual and restructured loans

Other real estate owned

Total nonperforming assets

Credit Quality Ratios:

Net charge-offs to average loans (annualized)	.44%	.43%

Allowance for loan losses as a percentage of period-end loans

Nonperforming assets to period-end loans and OREO

Capital Ratios*:

Tier 1 capital

Total risk-based capital

Leverage

Tangible common equity to tangible assets

Share Information:

Average basic shares	606,994,772	626,908,263

Average diluted shares	611,671,365	636,413,367

Common shares outstanding at end of period

* Third quarter 2000 ratios are based on preliminary data.